Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Net income attributable to non-controlling interests	Net income attributable to non-controlling interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2020	2019	2018
Share of co-promotion profits attributable to BMS(a)	—	—	83
Share of net income attributable to other non-controlling interests	36	31	21
Total	36	31	104
(a) For 2018: share of co-promotion profits attributable to BMS for territories covered by entities majority owned by Sanofi; there was no tax effect on these amounts because BMS received its share before tax. The payment to buy out the BMS non-controlling interests was made on December 31, 2018 (see Note C.2.).